                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:
       / / Preliminary proxy statement
       /x/ Definitive proxy statement
       / / Definitive additional materials
       / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         PAINEWEBBER SECURITIES TRUST
               (Name of Registrant as Specified In Its Charter)

                                (Same as Above)
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
      /x/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
            14a-6(j)(2).*
      / / $500 per each party to the controversy pursuant to Exchange Act
            Rule 14a-6(i)(3).
      / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

      (4) Proposed maximum aggregate value of transaction:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
      0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      (2) Form, schedule or registration statement no.:

      (3) Filing party:

      (4) Date filed:

- - ------------------
  * $125 per Registrant per Investment Company Act Rule 20a-1(c) previously paid.

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                          PAINEWEBBER SECURITIES TRUST

                             ---------------------
                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 18, 1995
                             ---------------------

TO THE SHAREHOLDERS:

     The special meeting of shareholders of PaineWebber Securities Trust ('Trust'), consisting of two series, PaineWebber Small Cap Value Fund ('Small Cap Value Fund') and PaineWebber Strategic Income Fund ('Strategic Income Fund'), will be held on May 18, 1995 at 11:00 a.m., eastern time, at 1285 Avenue of the Americas, 38th Floor, Room A, New York, New York 10019 for the following purposes:

          (1) To elect five trustees to serve for an indefinite term, or until their successors are elected and qualified;

          (2) To ratify the selection of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending January 31, 1996 for Strategic Income Fund and for the fiscal year ending July 31, 1995 for Small Cap Value Fund; and

          (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Trust shares at the close of business on March 24, 1995. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of trustees,
                                          DIANNE E. O'DONNELL
                                          Secretary

April 3, 1995
1285 Avenue of the Americas
New York, New York 10019

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

       PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted 'FOR' the nominees for director named in the attached proxy statement and 'FOR' all other proposals noticed above. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE TRUST OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY. UNLESS PROXY CARDS SUBMITTED BY CORPORATIONS AND PARTNERSHIPS ARE SIGNED BY THE APPROPRIATE

  PERSONS AS INDICATED IN THE VOTING INSTRUCTIONS ON THE PROXY CARD, THEY WILL NOT BE VOTED.

                          PAINEWEBBER SECURITIES TRUST
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                             ---------------------
                                PROXY STATEMENT
           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 1995
                             ---------------------

     This statement is furnished to the shareholders of PaineWebber Securities Trust ('Trust'), consisting of two series, PaineWebber Small Cap Value Fund ('Small Cap Value Fund' or 'Fund') and PaineWebber Strategic Income Fund ('Strategic Income Fund' or 'Fund'), in connection with the board of trustees' solicitation of proxies for use at the special meeting of the shareholders of the Trust to be held on May 18, 1995, or any adjournment or adjournments thereof. This proxy statement will first be mailed to shareholders on or about April 3, 1995.

     A majority of the shares of beneficial interest of the Trust outstanding on March 24, 1995, represented in person or by proxy, must be present for the transaction of business at the special meeting. In the event that a quorum is not present at the special meeting, or if a quorum is present at the special meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the special meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the special meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Abstentions and broker non-votes (see below) will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted in favor of the five nominees for trustees named herein and in favor of the remaining proposal described in this proxy statement. The proxy card may be revoked by giving another proxy or by letter or telegram revoking your proxy. To be effective, such revocation must be received by the Trust prior to the special meeting and must indicate your name and account number. In addition, if you attend the meeting in person you may, if you wish, vote by ballot at the special meeting, thereby canceling any proxy previously given.

     As of the record date, March 24, 1995, Small Cap Value Fund and Strategic Income Fund had 7,739,980.8 and 8,266,594.9 shares, respectively, of beneficial interest outstanding. The solicitation of proxies, the cost of which will be borne by the Trust, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') or PaineWebber Incorporated ('PaineWebber'), who will not receive any compensation therefor from the Trust, or by Shareholder Communications Corporation, professional proxy solicitors, retained by the Trust, who will be paid for fees and expenses of up to approximately $9,000 for Small Cap Value Fund and $5,000 for Strategic Income Fund for soliciting services. Management does not know of any person who owns beneficially 5% or more of the shares of a Fund. Each full share of a Fund outstanding is entitled to one vote and each fractional share of a Fund outstanding is entitled to a proportionate share of one vote for such purposes. Strategic Income Fund's annual report containing financial statements for the fiscal period ended
January 31, 1995 and Small Cap Value Fund's semi-annual report containing financial statements for the six months ended January 31, 1995, are being mailed concurrently with this proxy statement to shareholders of the respective Fund. The Trust will furnish to shareholders of a Fund, without charge, a copy of the most recent annual report, and the most recent semi-annual report succeeding that annual report, if any, on request. Requests for these reports should be made by calling toll free to the Funds' transfer agent, PFPC Inc., at 1-800-647-1568.

     Mitchell Hutchins serves as the Trust's investment adviser and administrator. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc. ('PW Group'), a publicly held financial services holding company. The principal business address of each of Mitchell Hutchins, PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019.

     Quest Advisory Corp. serves as Small Cap Value Fund's investment sub-adviser. Its principal business address is 1414 Avenue of the Americas, New York, New York 10019.

                        PROPOSAL 1. ELECTION OF TRUSTEES

     Proposal 1 relates to the election of trustees of the Trust. Management proposes the election of the five nominees named in the table below as trustees of the Trust. At a meeting of the Trust's board of trustees held on December 20, 1994, the board determined to expand the Trust's board of trustees from three to five. At a board meeting on January 23, 1995, the board of trustees determined to recommend Messrs. Armstrong and Burt as nominees to serve as trustees, subject to shareholder approval. Each nominee, including those who are not

'interested persons' of the Trust as that term is defined by the Investment Company Act of 1940 ('1940 Act') ('Independent Trustees'), has indicated his willingness to serve if elected. Each trustee will hold office without limit in time, except that (a) any trustee may resign; (b) any trustee may be removed by written instrument signed by at least two-thirds of the number of trustees prior to such removal; (c) any trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other trustees, specifying the date of his or her retirement; and (d) any trustee may be removed at any special meeting of shareholders by a vote of two-thirds of the outstanding shares. In case a vacancy shall exist for any reason, the remaining trustees may fill such vacancy by appointing another trustee. If, at any time, less than a majority of the trustees holding office shall have been elected by the shareholders, the trustees then in office will call a shareholder meeting for the purpose of electing a board of trustees. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted in favor of the election of the five nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted in favor of such other nominee or nominees as management may recommend.

     Messrs. Torell and White have served as trustees of the Trust since its inception in 1993. Mr. Bewkes served as a trustee of the Trust since inception until his resignation from the board on November 17, 1993; he was reappointed to the board on December 27, 1993. Trustees shall be elected by the vote of the holders of a majority of the shares of the Trust present in person or by proxy and entitled to vote thereon. If each of the five nominees is elected, they will constitute the entire board of trustees of the Trust. The trustees and executive officers as a group (15 persons) did not beneficially own any shares of either Fund on February 28, 1995.

                                  PRESENT POSITION WITH THE
                                 TRUST; BUSINESS EXPERIENCE      SHARES OWNED
                                   DURING PAST FIVE YEARS;      BENEFICIALLY ON
         NOMINEE; AGE                OTHER DIRECTORSHIPS       FEBRUARY 28, 1995
- - ------------------------------ ------------------------------- -----------------
Richard Q. Armstrong; 59       Nominee. Mr. Armstrong is                 --
                               chairman of the board,
                               chief executive officer and
                               co-owner of Adirondack Bever-
                               ages (producer and distributor
                               of soft drinks and spar-
                               kling/still waters) (since
                               October 1993). Mr. Armstrong is
                               also a director of HiLo
                               Automotive Inc. Mr. Armstrong
                               was a partner of The New
                               England Consulting Group
                               (management consulting firm)
                               (December 1992-September 1993)

                               and was chairman of RQA
                               Enterprises (management
                               consulting firm) (1991-1994);
                               he was managing director of
                               LVMH U.S. Corporation (U.S.
                               subsidiary of the French luxury
                               goods conglomerate, Luis
                               Vuitton Moet Hennessey
                               Corporation) (1987-1991) and
                               chairman of its wine and
                               spirits subsidiary, Schieffelin
                               & Somerset Company (1987-1991).
                               Mr. Armstrong is also a
                               director of 4 other investment
                               companies for which Mitchell
                               Hutchins or PaineWebber serves
                               as investment adviser.

E. Garrett Bewkes, Jr.*; 68    Trustee and chairman of the               --
                               board of trustees. Mr. Bewkes
                               is a director of PW Group
                               (holding company of PaineWebber
                               and Mitchell Hutchins) and a
                               consultant to PW Group. Prior
                               to 1988, he was chairman of the
                               board, president and chief
                               executive officer of American
                               Bakeries Company. Mr. Bewkes is
                               also a director of Interstate
                               Bakeries Corporation and NaPro
                               BioTherapeutics, Inc. and a
                               director or trustee of 26 other
                               investment companies for which
                               Mitchell Hutchins or
                               PaineWebber serves as
                               investment adviser.

Richard R. Burt; 47            Nominee. Mr. Burt is chairman             --
                               of International Equity
                               Partners (international
                               investments and consulting
                               firm) (since March 1994) and a
                               partner of McKinsey & Company
                               (management consulting firm)
                               (since 1991). He is also a
                               director of American Publishing
                               Company. He was the chief
                               negotiator in the Strategic
                               Arms Reduction Talks with the
                               former Soviet Union (1989-1991)
                               and the U.S. Ambassador to the
                               Federal Republic of Germany
                               (1985-1989). Mr. Burt is also a
                               director of 4 other investment

                               companies for which Mitchell
                               Hutchins or PaineWebber serves
                               as investment adviser.

                                  PRESENT POSITION WITH THE
                                 TRUST; BUSINESS EXPERIENCE      SHARES OWNED
                                   DURING PAST FIVE YEARS;      BENEFICIALLY ON
         NOMINEE; AGE                OTHER DIRECTORSHIPS       FEBRUARY 28, 1995
- - ------------------------------ ------------------------------- -----------------
John R. Torell III; 55         Trustee. Mr. Torell is chairman           --
                               of Torell Management, Inc.
                               (financial advisory firm)
                               (since 1989). He is the former
                               chairman and chief executive
                               officer of Fortune Bancorp
                               (since 1990 and 1991,
                               respectively). He is the former
                               chairman, president and chief
                               executive officer of CalFed,
                               Inc. (savings association)
                               (1988 to 1989) and former
                               president of Manufacturers
                               Hanover Corp. (bank) (prior to
                               1988). Mr. Torell is also a
                               director of American Home
                               Products Corp. and Volt
                               Information Sciences Inc. and a
                               director or trustee of 9 other
                               investment companies for which
                               Mitchell Hutchins serves as
                               investment adviser.

William D. White; 60           Trustee. Mr. White is retired.            --
                               From February 1989 through
                               March 1994, he was president of
                               the National League of
                               Professional Baseball Clubs.
                               Prior to 1989, he was a
                               television sportscaster for
                               WPIX-TV, New York. Mr. White is
                               also director or trustee of 9
                               other investment companies for
                               which Mitchell Hutchins serves
                               as investment adviser.

- - ------------------
* Mr. Bewkes is an 'interested person' of the Trust, as defined by the 1940 Act, by reason of his position with PW Group.


     The board of trustees of the Trust met seven times during the calendar year ended December 31, 1994. The Audit Committee of the board currently consists of Messrs. Torell and White. The duties of the Audit Committee are (a) to review the financial and accounting policies of the Trust, including internal accounting control procedures, and to review reports prepared by the Trust's independent accountants, including reports on the Trust's financial statements;
(b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent accountants and to recommend whether to retain such independent accountants for the next fiscal year; and (d) to report to the board and make such recommendations as it deems necessary. The Audit Committee met once during the calendar year ended December 31, 1994. The Nominating Committee of the Trust consists of Messrs. Torell and White. The duty of the Nominating Committee is to consider for election to the board of trustees of the Trust the nominees who are not 'interested persons' of the Trust as such term is defined in the 1940 Act. The Nominating Committee accepts nominations from shareholders of the Trust. Such nominations should be submitted to the Nominating Committee in care of the Secretary of the Trust. The Nominating Committee did not meet during the calendar year ended December 31, 1994. At a meeting of the Nominating Committee on January 23, 1995, the Committee determined to recommend Messrs. Burt and Armstrong as nominees to serve on the Trust's board of trustees. The board does not have a standing fiscal year compensation committee. All of the trustees attended at least 75% of the meetings of the board of trustees and the audit committee during the calendar year ended December 31, 1994. The Trust pays the Independent Trustees of the Trust $1,500 annually and an attendance fee of $250 per meeting of the board and its committees. Independent Trustees are reimbursed for any expenses incurred in attending meetings. Trustees of the Trust who are 'interested persons' as defined in the 1940 Act receive no compensation from the Trust.

The table below includes certain information relating to the compensation of the Trust's trustees for the calendar year ended December 31, 1994.

                               COMPENSATION TABLE

                                             PENSION OR
                                             RETIREMENT                         TOTAL
                                              BENEFITS                      COMPENSATION
                                             ACCRUED AS                       FROM THE
                              AGGREGATE       PART OF        ESTIMATED      TRUST AND THE
                             COMPENSATION       THE           ANNUAL        TRUST COMPLEX
   NAME OF PERSON,               FROM         TRUST'S      BENEFITS UPON       PAID TO
      POSITION                THE TRUST       EXPENSES      RETIREMENT        DIRECTORS
- - --------------------------   ------------    ----------    -------------    -------------
E. Garrett Bewkes, Jr.,
  Director and Chairman of
  the Board of Trustees...       --              --             --              --
John R. Torell III,

  Trustee.................     $2,875            --             --            $39,750
William D. White,
  Trustee.................      2,375            --             --             33,250

              PROPOSAL 2. RATIFICATION OF SELECTION OF ACCOUNTANTS

     The Trust's financial statements for the fiscal year ended January 31, 1995 for Strategic Income Fund and for the fiscal year ending July 31, 1994 for Small Cap Value Fund were audited by Price Waterhouse LLP, independent accountants. In addition, Price Waterhouse LLP prepares the Trust's federal and state annual income tax returns.

     The board of trustees of the Trust has selected Price Waterhouse LLP as the independent accountants for the Trust for the fiscal year ending January 31, 1996 for Strategic Income Fund and for the fiscal year ending July 31, 1995 for Small Cap Fund, subject to ratification by shareholders of the Trust at the special meeting. Price Waterhouse LLP has been the Trust's independent accountants since its inception in February 1993. Price Waterhouse LLP has informed the Trust that it has no material direct or indirect financial interest in the Trust. The affirmative vote of the holders of a majority of the shares of the Trust cast at the special meeting is required for ratification.

     Representatives of Price Waterhouse LLP are not expected to be present at the special meeting but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

                               EXECUTIVE OFFICERS

     Officers of the Trust are appointed by the trustees and serve at the pleasure of the board. None of the Trust's officers currently receives any compensation from the Trust. The executive officers of the Trust are:

          TERESA M. BOYLE, age 36, vice president of the Trust (appointed December 1993). Ms. Boyle is a first vice president and manager--advisory administration of Mitchell Hutchins. Prior to November 1993, she was compliance manager of Hyperion Capital Management, Inc., an investment advisory firm. Prior to April 1993, Ms. Boyle was a vice president and manager--legal administration of Mitchell Hutchins. Ms. Boyle is also a vice president of 39 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          JOAN L. COHEN, age 30, vice president and assistant secretary of the Trust (appointed February 1994). Ms. Cohen is a vice president and attorney of Mitchell Hutchins. Prior to December 1993, she was an associate at the law firm of Seward & Kissel. Ms. Cohen is also a vice president and assistant secretary of 26 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          PAUL B. GUENTHER, age 54, president of the Trust (appointed August
     1994). Mr. Guenther is president and a director of PW Group and a director of PaineWebber and Mitchell Hutchins. Mr. Guenther is also president of 26, and a director or trustee of 17, other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          THOMAS J. LIBASSI, age 36, vice president of the Trust (appointed May
     1994). Mr. Libassi is a senior vice president of Mitchell Hutchins. Prior to May 1994, he was a vice president of Keystone Custodian Funds Inc. with portfolio management responsibility. Mr. Libassi is also a vice president of 2 other investment companies for which Mitchell Hutchins serves as investment adviser.

          ANN E. MORAN, age 37, vice president and assistant treasurer of the Trust (appointed June 1993). Ms. Moran is a vice president of Mitchell Hutchins. Ms Moran is also a vice president and assistant treasurer of 39 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          DIANNE E. O'DONNELL, age 42, vice president and secretary of the Trust (appointed December 1992). Ms. O'Donnell is a senior vice president and senior associate general counsel of Mitchell Hutchins. Ms. O'Donnell is also a vice president and secretary of 39 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          VICTORIA E. SCHONFELD, age 44, vice president of the Trust (appointed May 1994). Ms. Schonfeld is a managing director and general counsel of Mitchell Hutchins. From April 1990 to May 1994, she was a partner in the law firm of Arnold & Porter. Prior to April 1990, she was a partner in the law firm of Shereff, Friedman, Hoffman & Goodman. Ms. Schonfeld is also a vice president of 39 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          PAUL H. SCHUBERT, age 32, vice president and assistant treasurer of the Trust (appointed September 1994). Mr. Schubert is a vice president of Mitchell Hutchins. From August 1992 to August 1994, he was vice president at BlackRock Financial Management, L.P. Prior to August 1992, he was an audit manager with Ernst & Young LLP. Mr. Schubert is also a vice president and assistant treasurer of 39 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          MARTHA J. SLEZAK, age 32, vice president and assistant treasurer of the Trust (appointed June 1993). Ms. Slezak is a vice president of Mitchell Hutchins. From September 1991 to April 1992, she was fund-raising director for a U.S. Senate campaign. Prior to September 1991, she was a tax manager with Arthur Andersen & Co. Ms. Slezak is also a vice president and assistant treasurer of 39 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          JULIAN F. SLUYTERS, age 34, vice president and treasurer of the Trust (appointed December 1992). Mr. Sluyters is a senior vice president and the director of the mutual fund finance division of Mitchell Hutchins. Prior to 1991, he was an audit senior manager with Ernst & Young LLP. Mr. Sluyters is also a vice president and treasurer of 39 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.


          GREGORY K. TODD, age 38, vice president and assistant secretary of the Trust (appointed May 1993). Mr. Todd is a first vice president and associate general counsel of Mitchell Hutchins. Prior to 1993, he was a partner in the law firm of Shereff, Friedman, Hoffman & Goodman. Mr. Todd is also a vice president and assistant secretary of 39 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          STUART WAUGH, age 39, vice president of the Trust (appointed December
     1993). Mr. Waugh is a managing director and a portfolio manager of Mitchell Hutchins responsible for global fixed income investments and currency trading. Mr. Waugh is also vice president of 5 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                             SHAREHOLDER PROPOSALS

     As a general matter, the Trust does not hold regular annual or other meetings of shareholders.

     Any shareholder who wishes to submit proposals to be considered at a special meeting of the Trust's shareholders should send such proposals by certified mail, with return receipt requested, to the Trust at 1285 Avenue of the Americas, New York, New York 10019, so as to be received a reasonable time before the proxy solicitation for that meeting is made.

     Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

     The management knows of no business to be presented to the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Trust.

                                         By order of the board of trustees,
                                          DIANNE E. O'DONNELL
                                          Secretary
April 3, 1995

        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

- - ---------------------------------
                      PAINEWEBBER
                       SECURITIES
                            TRUST
- - ---------------------------------

                                PROXY STATEMENT

                                              ----------------------------------
                                                                     PAINEWEBBER
                                                                      SECURITIES
                                                                           TRUST
                                              ----------------------------------

                                                           ---------------------
                                                                       NOTICE OF
                                                                 SPECIAL MEETING
                                                                   TO BE HELD ON
                                                                    MAY 18, 1995
                                                                             AND
                                                                 PROXY STATEMENT
                                                           ---------------------

                          PAINEWEBBER SECURITIES TRUST
                 SPECIAL MEETING OF SHAREHOLDERS--MAY 18, 1995             PROXY

The undersigned hereby appoints as proxies DIANNE E. O'DONNELL and JENNIFER A. FARRELL, and each of them (with power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE 'FOR' ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF PAINEWEBBER SECURITIES TRUST ('TRUST'), CONSISTING OF TWO SERIES, PAINEWEBBER SMALL CAP VALUE FUND AND PAINEWEBBER STRATEGIC INCOME FUND.

                             YOUR VOTE IS IMPORTANT

       Please date and sign this proxy on the reverse side and return it in the enclosed postage paid envelope to:
      PFPC Inc., P.O. BOX 9426, Wilmington, DE 19809-9938. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

       PLEASE INDICATE YOUR VOTE BY AN 'X' IN THE APPROPRIATE BOX BELOW.
                 THE BOARD OF TRUSTEES RECOMMENDS A VOTE 'FOR'

                                                                  FOR
                                                         FOR  OR  ALL   OR  WITH
                                                         ALL     EXCEPT     HOLD
1. ELECTION OF TRUSTEES
   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR
   ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE      / /      / /        / /
   NOMINEE'S NAME IN THE LIST BELOW AND MARK CENTER
   BOX TO RIGHT.)
   Richard Q. Armstrong, E. Garrett Bewkes, Jr.,
   Richard R. Burt, John R. Torell III, William D.
   White

                                                         FOR    AGAINST  ABSTAIN
2. Ratification of the selection of Price Waterhouse
   LLP as the Trust's independent accountants for the
   fiscal year ending January 31, 1996 for PaineWebber   / /      / /      / /
   Strategic Income Fund and for the fiscal year ending
   July 31, 1995 for PaineWebber Small Cap Value Fund.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

          This proxy will not be voted unless it is dated and signed exactly as instructed below.

                                               If shares are held jointly, each
                                               Shareholder named should sign. If
                                               only one signs, his or her
                                               signature will be binding. If the
                                               Shareholder is a corporation, the
                                               President or a Vice President
                                               should sign in his or her own
                                               name, indicating title. If the
                                               Shareholder is a partnership, a
                                               partner should sign in his or her
                                               own name, indicating that he or
                                               she is a 'Partner.'

                                                 Sign exactly as name appears
                                                 hereon.

                                               ___________________________ (L.S)

                                               ___________________________ (L.S)

                                               Date ____________________, 19____